Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Blackstone Capital Partners IV L.P.; Blackstone Capital Partners IV-A L.P.; Blackstone Management Associates IV L.L.C.; Blackstone Family Investment Partnership IV-A L.P.; Blackstone Participation Partnership IV L.P.; BCP IV Side-by-Side GP L.L.C.; Blackstone GT Communications Partners L.P.; Blackstone Communications Management Associates I L.L.C.; Blackstone Family Communications Partnership I L.P.; BCOM IV Side-by-Side GP L.L.C.; Blackstone Holdings III L.P.; Blackstone Holdings III GP L.P.; Blackstone Holdings III GP Management L.L.C.; The Blackstone Group L.P.; Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Fidelity National Information Services, Inc., a corporation formed under the laws of the State of Georgia, and further agree to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement (the “Agreement”) as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10th day of December 2015.

BLACKSTONE CAPITAL PARTNERS IV L.P.
By: Blackstone Management Associates IV L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE CAPITAL PARTNERS IV-A, L.P.
By: Blackstone Management Associates IV L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES IV L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

[Fidelity National Information Services, Inc. – Joint Filing Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.
By: BCP IV Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.
By: BCP IV Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BCP IV SIDE-BY-SIDE GP L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GT COMMUNICATIONS PARTNERS L.P.
By: Blackstone Communications Management Associates I L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE COMMUNICATIONS MANAGEMENT ASSOCIATES I L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Manager

BLACKSTONE FAMILY COMMUNICATIONS PARTNERSHIP I L.P.
By: BCOM IV Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BCOM IV SIDE-BY-SIDE GP L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

[Fidelity National Information Services, Inc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman

Name:	Stephen A. Schwarzman

[Fidelity National Information Services, Inc. – Joint Filing Agreement]